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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 29, 1999


                        N-VIRO INTERNATIONAL CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           DELAWARE                     0-21802               34-1741211
 (STATE OR OTHER JURISDICTION         (COMMISSION            (IRS EMPLOYER
       OF INCORPORATION)             FILE NUMBER)         IDENTIFICATION NO.)


          3450 W. CENTRAL AVENUE, SUITE 328
                    TOLEDO, OHIO                                43606
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (419) 535-6374



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ITEM 5.           OTHER ITEMS

         On April 29, 1999, N-Viro International Corporation ("the Company") received an executed Subscription Agreement from The Cooke Family Trust to issue 100,000 unregistered shares of common stock of the Company at the price of $2.00 per share.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

                  4.1      Subscription Agreement



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:       May 3, 1999            By:     /s/ James K. McHugh
       --------------------                 -------------------
                                            James K. McHugh
                                            Chief Financial Officer